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Amedisys, Inc. (Nasdaq: AMED)

Forward-Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Investment Considerations

• industry growing reimbursement record strategy rapidly Medicare leverage focus growth acquisition and on Operating Large Focus Technology Regional Successful

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Corporate Overview

Corporate Overview

• home the States in revenue of locations United of provider services 90% leading care southeastern over a nursing home is care 95 and provides Amedisys health Operates southern Medicare

• •

Corporate Overview Our Purpose

To assist patients in maintaining and improving their quality of life Our Strategy To offer low-cost, outcome-driven health care at home Our Mission To provide cost-efficient, quality health care services to the patients entrusted to our care

95 Locations

1

13

2 1

1 8

25

15

16

1

6

Largest Home Nursing Company in the South 6

Leadership Team

Executive Team

Board of Directors

William F. Borne Founder, Chief Executive Officer Gregory H. Browne Chief Financial Officer Larry R. Graham Chief Operating Officer

William F. Borne, Chairman Ronald A. LaBorde Jake L. Netterville David R. Pitts Peter R. Ricchiuti Donald A. Washburn

Market Opportunity

What is Home Health Care?

“Medical care delivered to a homebound patient by licensed professionals supervised by the patient’s physician.”

Home Care Nursing Services

Cardiac Diabetes Psychiatric Pain Management Hydration Malnutrition Neurology

Orthopedics Wound Care Cancer Post-Surgical Antibiotic Therapy Rehabilitation Respiratory

Home Care Growth Drivers

Lower cost Consumer preference Technology

Trend from facility to non-facility based care – – – Aging population

• •

Largest Industry Segment

Total Home Care: $45.3 Billion

6% 7%

10%

10% 67%

Infusion

Nursing

Source: CMS, 2001.

Hospice Respiratory

DME

Nursing

AMED GTIV NHHC PSAI Infusion OPTN Respiratory AHG LNCR ROHI Hospice ODSY VSTA

Medicare Overview Prospective Payment System (PPS)

• 2012 2002 in in billion system payments billion $21.9 $11.4 of management payment episode were episode per expenditures capitated on careful a based expenditures projects is is PPS PPS CMS CMS Requires

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Reimbursement Outlook

3.0% on October 1, 2003 Estimated 2.0-3.0% on January 1, 2005 Effective April 1, 2004 5.0% increase for rural patients for 12 months 0.8% reduction in inflation adjustment for 33 months

Inflation adjustments – – Impact of Prescription-Drug Bill – – –

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Strategic Focus

Growth Internal

• Q1 training 22% programs sales partnerships start-ups and admissions relationships hospital with Management area management Increased physician strategic service Disease field Enhance Develop Enlarge Expand Increase

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Growth External

$20M in revenues

Compatible payor mix Underperforming agencies Reasonable pricing

Expand within geographic footprint Disciplined acquisitions Target hospital-based and multi-site agencies – – – Target size: $2M -

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Successful Record of Acquisitions

1998	November	Columbia HCA	Southern States
2000	October	Northwest Home Health	Georgia
	November	Mid-Florida Home Health	Florida
2001	April	Seton Home Health Services	Alabama
	June	HealthCalls	South Carolina
2002	April	Christus Spohn Home Health	Texas
	August	Baylor All Saints Home Care	Texas
2003	August	Metro Home Health	Louisiana
	November	St Luke's Episcopal	Texas
2004	Mar/May	Tenet Home Health	Southern States

Technology Drives Integration

• assessments indicators for quality analysis of system technology scheduling episode review HR

• Automatic time Centralized Web-based Scanning Real

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Financial Performance

Net Revenue Growth

Millions In

1 $200 2004 Management Guidance

1

$142 2003 $129 2002 $110 2001 $88 2000

$225 $200 $175 $150 $125 $100 $75 $50 $25 $0

Quarterly EPS Growth

$0.34 Q1 2004 $0.30 Q4 2003

22

0

$ Q3 2003 $0.15 Q2 2003 $0.12 Q1 2003 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

Financial Performance

$47.30 $7.80 $0.34 2004 58.9% 16.5%

st

$31.10 $2.94 $0.12

Quarter Ended March 31 2003 58.9% 9.4%

Net Revenue Gross Margin EBITDA EBITDA Margin EPS Fully Diluted

In Millions except per share data

Earnings Guidance

• share share 2004 per per

• Quarter $0.32 2004 $1.33

• to Year to

• Second –$0.28 Fiscal –$1.25 •

Q1 2004 2003

2002

2001 $60 $50 $40 $30 $20 $10 $0

Strengthened Balance Sheet Millions In

Total Debt Stockholders’ Equity

Investment Considerations

Investment Considerations

• industry growing reimbursement record strategy rapidly Medicare leverage focus growth acquisition and on Operating Large Focus Technology Regional Successful

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Amedisys, Inc. (Nasdaq: AMED)

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